News Release

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DOUGLAS LAKE GEARS UP TECHNICAL AND GEOLOGICAL TEAM FOR AGGRESSIVE WORK PROGRAM ON TWO HANDENI PROPERTIES

Vancouver, British Columbia, July 7, 2011 -- Douglas Lake Minerals Inc. (the "Company" or "Douglas Lake") (OTCBB: DLKM) is pleased to announcethe reorganization of its technical and exploration team to rapidly advance work program at both its Handeni East (Magambazi) and Handeni West (Kwandege) properties.

The following appointments take effect immediately.

Reyno Scheepers Pr.Sci.Nat., Ph.D. An agreement has been reached whereby Dr. Scheepers has been seconded to DLM as President of Exploration for DLM (Tanzania) Ltd., a wholly owned subsidiary of the Company. His knowledge of the Handeni area and exploration experience in Tanzania will be invaluable to the Company's aggressive exploration drilling program earmarked for the Handeni East and West properties. Dr. Scheepers is focusing the Company's exploration efforts on three fronts, namely the drilling program as priority one, the preparations and planning for the FUGRO airborne survey, and the upgrading of QA/QC measurements to more than fulfill reporting requirements. The setting up of additional field camps for the continuous mapping, ground geophysics, and soil geochemical investigations of already outlined targets are in full progress under his direction. The building of a competent and experienced exploration team remains a top priority under his leadership as does the increased understanding of the gold mineralization on the Company's properties by involving academics and experienced consultants. These efforts combined with a constant flow of accurate and timely information to the investment community will position the Company in an attractive light to investors and current shareholders.

Dr. Scheepers' involvement with geology and the mining industry stretches over a period of 28 years.  His career includes experience on South African coal fields as a researcher at the Fuel Research Institute of the CSIR, as a geologist at a South African gold mine (Witwatersrand gold deposits) where he gained experience in underground geology, underground and surface exploration, and gold exploration project planning. He obtained a Ph.D. in uranium geology following a seven month period at the CREGU in Nancy, France. In addition, he became an associate professor in mineralogy/petrology in 1999 at Stellenbosch University in South Africa where he established the Gemstone Research Centre and wrote 37 peer reviewed earth science articles.  Since 2005 he has been a full-time consultant and director of companies based in the Republic of Tanzania.  He is well known for his contribution to the technical aspects of the listing process of various companies on the JSE and AIM as an independent consultant. Dr. Scheepers is a registered Professional Natural Scientist in Geological Science (since 1984), is a member and past council member of the Geological Society of South Africa, and various other geological and mineralogical societies and organizations. Dr.Scheepers also serves as a Director of Douglas Lake Minerals, Inc.

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Mr. B. McDonald M.Sc (Exploration Geology) has been appointed Exploration Manager at DLM (Tanzania) Ltd. He is an exploration geologist with vast experience in Africa, South America, Mexico, and Cuba. He has been exploration manager on numerous successful projects for various prestigious companies including Billiton S.A.(aka BHP Billiton) and GENCOR S.A. as well as managing exploration projects for smaller companies including Trans Hex, the O'Okiep Copper Company, and along with numerous others. The commodities within his experience portfolio span from base metals, gold, precious metals, asbestos, uranium, diamonds, and coloured gemstones. His gold experience covers the spectrum from sedimentary to high grade metamorphic related gold. Complementing his geological achievements are his people skills, often successfully managing a work force of more than 100 people, including several teams of professionals concurrently under difficult operational conditions. The Company is extremely glad to have acquired his services as Exploration Manager and is confident that he will perform well.

"Initial findings at our Handeni East and West properties clearly present very interesting times for Douglas Lake Minerals. We have a contingent of six exploration teams working relentlessly on our major drill sites as well as driving the exploration on our other targets. Under Dr. Scheepers' technical leadership and with Mr.McDonalds' steady hand on the ground, we hope to make our company one of most sought after gold exploration companies for investors at every level", commented Dr. Douglas Boateng, President and CEO of Douglas Lake Minerals, Inc.

For further information please contact:

Douglas Lake Minerals Inc.
Sam Sangha, Investor Relations
(604) 642-6165

About Douglas Lake

The Company is an emerging mineral exploration company focused on exploring and developing mining opportunities in Tanzania. For more information, go to www.douglaslakeminerals.com.

Safe Harbour Statements

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labour disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Forward looking statements are made based on management's beliefs, estimates and opinions on the date the statements are made and the Company undertakes no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, except as required by applicable law. Such forward-looking statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions, including, the risks and uncertainties outlined in our most recent financial statements and reports and registration statement filed with the United States Securities and Exchange Commission (the "SEC") (available at www.sec.gov) and with Canadian securities administrators (available at www.sedar.com). Such risks and uncertainties may include, but are not limited to, the risks and uncertainties set forth in the Company's filings with the SEC, such as the ability to obtain additional financing, the effect of economic and business conditions, the ability to attract and retain skilled personnel and factors outside the control of the Company. These forward-looking statements are made as of the date of this news release, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by applicable law. Although the Company believes that the beliefs, plans, expectations and intentions contained in this news release are reasonable, there can be no assurance those beliefs, plans, expectations or intentions will prove to be accurate. Investors should consider all of the information set forth herein and should also refer to the risk factors disclosed in the Company's periodic reports filed from time-to-time with the SEC. This news release shall not constitute an offer to sell or the solicitation of an offer to buy securities of the Company nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.